UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2023
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors of LKQ Corporation (the “Company”) approved, effective as of November 6, 2023, Amended and Restated Bylaws of the Company (the “Bylaws”). The amendments reflected in the Bylaws, among other things, (i) update the procedures and disclosure requirements for director nominations made under the Company’s existing advance notice requirements to reflect the U.S. Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended; (ii) make changes to reflect various amendments to the Delaware General Corporation Law; and (iii) make other technical and conforming changes. The full text of the Bylaws, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference. A version of the Bylaws that is marked to show deletions and additions effected by the amendments is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws of LKQ Corporation, as amended as of November 6, 2023.
3.2	Amended and Restated Bylaws of LKQ Corporation, as amended as of November 6, 2023 (marked to show changes).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2023

LKQ CORPORATION

By:	/s/ Matthew J. McKay
Matthew J. McKay
Senior Vice President, General Counsel and Corporate Secretary